Exhibit 32.2
Certification of Chief Financial Officer
In connection with the Quarterly Report of Altra Holdings, Inc. (the “Company”) on Form 10-Q for the period ended October 2, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christian Storch, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (“Section 906):
1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 3, 2010	By:	/s/ Christian Storch

		Name:	Christian Storch
		Title:	Vice President and Chief Financial Officer